                                                                     Exhibit 4.1


Number                     [WESCO LOGO]                Shares
------                                                 ------


INCORPORATED UNDER THE LAWS                    THIS CERTIFICATE IS TRANSFERABLE
OF THE STATE OF DELAWARE                          IN




                           WESCO INTERNATIONAL, INC.

                                                       CUSIP


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This certifies that



is the owner of

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  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.01 PAR VALUE, OF


Wesco International, Inc. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the charter of the Corporation and the bylaws of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In witness whereof, the Corporation causes this Certificate to be executed on its behalf by its duly authorized officers.

                              CERTIFICATE OF STOCK


Dated:



COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES

                                                   /s/ Roy W. Haley
                    TRANSFER AGENT                 PRESIDENT AND CHIEF EXECUTIVE
                     AND REGISTRAR                 OFFICER

                                        [SEAL]
BY:



                                                   /s/ Jeffrey B. Kramp, Esq.
                    AUTHORIZED SIGNATURE           SECRETARY AND GENERAL COUNSEL




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                           WESCO INTERNATIONAL, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE DESIGNATIONS, PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OR SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CHARGE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                              UNIF GIFT MIN ACT -- ___________Custodian______________
     TEN ENT -- as tenants by the entireties                                            (Cust)                 (Minor)
     JT TEN  -- as joint tenants with right of                                         Under Uniform Gifts to Minors
                survivorship and not as tenants                                        Act_______________________________
                in common                                                                          (State)
                                                                  UNIF TRF MIN ACT -- _________Custodian (until age______)
                                                                                       (Cust)
                                                                                      ____________under Uniform Transfers
                                                                                       (Minor)
                                                                                      to Minors Act______________________
                                                                                                       (State)

     Additional abbreviations may also be used though not in the above list.



For value received, ___________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_____________________________________________________________________________
_____________________________________________________________________________
_____________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________________________Attorney to
transfer the said stock of Common Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________






NOTICE: ____________________________________________________________________
        THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:



By______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.